UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 22, 2012 (May 21, 2013)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2013, Tredegar Corporation (“Tredegar”) entered into a consulting agreement with Duncan A. Crowdis, who currently serves as President of Tredegar’s Aluminum Extrusions division and Vice President of Tredegar (the “Crowdis Agreement”).  Under the terms of the Crowdis Agreement, Mr. Crowdis will perform consulting services for Tredegar and its subsidiaries that are mutually agreed by the parties commencing on June 1, 2013 and continuing until December 31, 2013.  The Crowdis Agreement may be renewed by the parties mutually agreeing in writing to extend the Crowdis Agreement.  Tredegar or Mr. Crowdis may terminate the Crowdis Agreement upon sixty days’ notice to the other party.  Tredegar will pay Mr. Crowdis a monthly fee of $10,500 during the term of the Crowdis Agreement.

The foregoing description of the Crowdis Agreement does not purport to be complete and is qualified in its entirety by reference to the Crowdis Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On July 1, 2013, Mr. Larry J. Scott, who currently serves as Vice President, Audit, of Tredegar, will retire from Tredegar.  On May 21, 2013, Tredegar entered into a consulting agreement with Mr. Scott (the “Scott Agreement”).  Under the terms of the Scott Agreement, Mr. Scott will perform consulting services for Tredegar and its subsidiaries that are mutually agreed by the parties commencing on July 2, 2013 and continuing through July 1, 2014.  The Scott Agreement may be renewed by the parties mutually agreeing in writing to extend the Scott Agreement.  Tredegar or Mr. Scott may terminate the Scott Agreement upon sixty days’ notice to the other party.  Tredegar will pay Mr. Scott a monthly fee of $8,000 during the term of the Scott Agreement subject to any adjustment as set forth in the Scott Agreement.

The foregoing description of the Scott Agreement does not purport to be complete and is qualified in its entirety by reference to the Scott Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Consulting Agreement, dated May 21, 2013, between Tredegar and Duncan A. Crowdis

10.2	Consulting Agreement, dated May 21, 2013, between Tredegar and Larry J. Scott

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION

Date: May 22, 2013	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel
and Secretary

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EXHIBIT INDEX

EXHIBIT	DESCRIPTION

10.1	Consulting Agreement, dated May 21, 2013, between Tredegar and Duncan A. Crowdis

10.2	Consulting Agreement, dated May 21, 2013, between Tredegar and Larry J. Scott